===============================================================================

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                         U.S. Xpress Enterprises, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)



Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:





Reg. (S) 240.14a-101.

SEC 1913 (3-99)

          [LETTERHEAD OF U.S. XPRESS ENTERPRISES, INC. APPEARS HERE]

                                March 30, 1999


Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of U.S. Xpress Enterprises, Inc. to be held at 10:00 a.m. Eastern Daylight Time, Tuesday, May 11, 1999, at the Company's Corporate Offices, 4080 Jenkins Road, Chattanooga, Tennessee. The matters to be acted upon at the meeting are described in detail in the attached Notice of Annual Meeting and Proxy Statement.

Your vote is very important, regardless of the number of shares you own. Whether or not you plan to attend the meeting in person, we urge you to sign, date and mail the enclosed proxy card promptly in the accompanying postage prepaid envelope. If you attend the meeting, you may vote your shares in person, even though you have previously signed and returned your proxy.


Sincerely,



/s/ Patrick E. Quinn

Patrick E. Quinn
Co-Chairman of the Board of Directors


/s/ Max L Fuller

Max L. Fuller
Co-Chairman of the Board of Directors

                 [LETTERHEAD OF U.S. XPRESS ENTERPRISES, INC.]

                            _______________________

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD MAY 11, 1999

                            _______________________


                                March 30, 1999


To the Stockholders of U.S. Xpress Enterprises, Inc.:

The Annual Meeting of Stockholders of U.S. Xpress Enterprises, Inc. (the "Company") will be held at 10:00 a.m. Eastern Daylight Time, Tuesday, May 11, 1999 at the Company's Corporate Offices at 4080 Jenkins Road, Chattanooga, Tennessee, for the following purposes:

1.   Elect nine Directors for the coming year;

2. Ratify the appointment of Arthur Andersen LLP as independent public accountants for 1999; and

3. Transact such other business that may properly come before the meeting or any adjournment thereof.

The close of business on March 3, 1999 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and any adjournment thereof.

A copy of the U.S. Xpress Enterprises, Inc. Annual Report for the year ended December 31,1998 is being mailed to stockholders with this Notice and Proxy Statement.

Whether or not you plan to attend the meeting, please mark, date and sign the accompanying proxy and promptly return it in the enclosed envelope. If you attend the meeting, you may vote your shares in person, even though you have previously signed and returned your proxy.

By Order of the Board of Directors,


/s/ Max L. Fuller

Max L. Fuller
Co-Chairman of the Board and Secretary

          [LETTERHEAD OF U.S. XPRESS ENTERPRISES, INC. APPEARS HERE]

                           -------------------------

                                PROXY STATEMENT

                           -------------------------

This proxy statement is being mailed to stockholders of U.S. Xpress Enterprises, Inc., a Nevada corporation (the "Company"), on or about March 30, 1999 in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders (the "Annual Meeting") of the Company to be held at 10:00 a.m. Eastern Daylight Time, Tuesday, May 11, 1999, at the Company's Corporate Offices at 4080 Jenkins Road, Chattanooga, Tennessee.

SOLICITATION OF PROXIES

The Company will bear the cost of solicitation of proxies and will reimburse brokers, custodians, nominees and fiduciaries for their reasonable expenses in sending solicitation material to the beneficial owners of the Company's shares. In addition to soliciting proxies through the mail, proxies may also be solicited by officers and employees of the Company by telephone or otherwise.

Granting a proxy does not preclude the right of the person giving the proxy to vote in person, and a person may revoke his or her proxy at any time before it has been exercised, by giving written notice to the Secretary of the Company, by delivering a later dated proxy or by voting in person at the Annual Meeting.

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the Company's Class A Common Stock, $.01 par value (the "Class A Common Stock"), and Class B Common Stock, $.01 par value (the "Class B Common Stock"), is necessary to constitute a quorum at the Annual Meeting. If a quorum is not present or represented at the Annual Meeting, the stockholders entitled to vote, whether present in person or represented by proxy, have the power to adjourn the Annual Meeting from time to time, without notice other than announcement at the Annual Meeting, until a quorum is present or represented. At any such adjourned Annual Meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the Annual Meeting as originally noticed.

On all matters submitted to a vote of the stockholders at the Annual Meeting or any adjournment(s) thereof, each stockholder of Class A Common Stock will be entitled to one vote for each share of Class A Common Stock owned and each stockholder of Class B Common Stock will be entitled to two votes for each share of Class B Common Stock owned of record at the close of business on March 3, 1999. The Class A Common Stock and Class B Common Stock vote together as a single class.

Proxies in the accompanying form that are properly executed and returned will be voted at the Annual Meeting and any adjournment(s) thereof in accordance with the directions on such proxies. If no directions are specified, such proxies will be voted according to the recommendations of the Board of Directors as stated on the proxy.

Management knows of no other matters or business to be presented for consideration at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any adjournment(s) thereof, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their best judgment on any such matters. The persons named in the enclosed proxy may also, if they deem it advisable, vote such proxy to adjourn the Annual Meeting from time to time.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

On March 3, 1999, the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting, the Company had issued and outstanding and entitled to vote 13,069,754 shares of Class A Common Stock and 3,040,262 shares of Class B Common Stock. The following table sets forth information regarding beneficial ownership of the Company's Class A and Class B Common Stock as of March 3, 1999, except as otherwise noted, with respect to (i) each person known by the Company to own beneficially more than five percent of the outstanding shares of either class of common stock, (ii) each director and nominee, (iii) the Co-Chairmen of the Board and the four other most highly compensated executive officers who earned in excess of $100,000 during 1998, and
(iv) all directors and executive officers as a group:

===================================================================================================================================
                                                                            Amount and Nature of
                                                                            Beneficial Ownership
                                                                      --------------------------------
Name of Beneficial Owner                                                Class A/(1)/          Class B     Percent/(1)/(2)/(3)/
-----------------------------------------------------------------------------------------------------------------------------------
Patrick E. Quinn/(4)/                                                     2,315,855/(5)/     1,520,131            23.8
Max L. Fuller/(4)/                                                        2,275,279/(6)/     1,520,131            23.6
J. & W. Seligman and Co., Incorporated/(7)/                                 839,433                 --             6.4
Skyline Asset Management LP/(8)/                                            787,500                 --             5.2
William K. Farris                                                            79,696                 --               *
E. William Lusk, Jr.                                                         74,743                 --               *
Ray M. Harlin                                                                25,617                 --               *
Steven J. Cleary                                                             14,312                 --               *
James B. Baker                                                                8,431/(9)/            --               *
A. Alexander Taylor, II                                                       6,931                 --               *
Robert P. Corker, Jr.                                                         1,643/(10)/           --               *
Robert J. Sudderth, Jr.                                                         690                 --               *
All Executive Officers and Directors as a Group (10 persons)              6,430,130          3,040,262            58.8
==============================================================================================================================

* Less than 1% of the Class A and Class B Common Stock.

(1) Share amounts include shares issuable pursuant to stock options that are exercisable within 60 days of March 3, 1999 held by the following individuals: Mr. Farris - 43,016 shares, Mr. Lusk- 38,016 shares, Mr. Harlin -5,000 shares, Mr. Cleary - 5,000 shares, Mr. Baker - 2,400 shares and Mr. Taylor -2,400 shares.

(2) Percentage reflects the aggregate number of shares of both Class A and Class B Common Stock.

(3) For the purpose of computing the percentage of outstanding shares owned by each beneficial owner, the shares issuable pursuant to presently exercisable stock options held by such beneficial owner are deemed to be outstanding. Such options are not deemed to be outstanding for the purpose of computing the percentage owned by any other person.

(4) The principal business address for Messrs. Quinn and Fuller is 4080 Jenkins Road, Chattanooga, Tennessee 37421.

(5) Does not include 444,916 shares of Class A Common Stock held by the Fuller Family Partnership, as to which shares Mr. Fuller disclaims beneficial ownership.

(6) Does not include 400,000 shares of Class A Common Stock held by the Quinn Family Partnership, as to which shares Mr. Quinn disclaims beneficial ownership.

(7) The principal business address of J. & W. Seligman and Co., Incorporated is 100 Park Avenue, 8th Floor, New York, New York 10006. The reported information is based upon the Schedule 13G filed by J. & W. Seligman and Co., Incorporated with the Securities and Exchange Commission on February 9, 1999.

(8) The principal business address of Skyline Asset Management LP is 311 South Wacker Drive, Suite 4500, Chicago, Illinois, 60606. The reported information is based upon the Schedule 13G filed by Skyline Asset Management LP with the Securities and Exchange Commission on February 12, 1999.

(9) Does not include 500 shares of Class A Common Stock held by Mr. Baker's son, as to which shares Mr. Baker disclaims beneficial ownership.

(10) Includes 1,300 shares which shares Mr. Corker holds as custodian for his children.

PROPOSAL 1: ELECTION OF DIRECTORS

The Board of Directors consists of nine members. All directors are elected for one-year terms by the Company's stockholders and hold office until their successors are elected and duly qualified. Executive officers of the Company are appointed annually by the Board of Directors and serve at the Board's discretion.

If any nominee for election as a director is unable to serve, which the Board of Directors does not anticipate, the persons named in the proxy may vote for another person in accordance with their judgment. All of the nominees, have previously served as directors of the Company. The names and ages of the nominees, their principal occupations or employment during the past five years and other data regarding them, based upon information received from them, are as follows:

                          NOMINEES FOR DIRECTORSHIPS

                   [PHOTO OF PATRICK E. QUINN APPEARS HERE]

Patrick E. Quinn, 52, has served as Co-Chairman of the Board of the Company since 1994 and President and Treasurer of the Company since 1985. Director of the Company since 1985.


                   [PHOTO OF WILLIAM K. FARRIS APPEARS HERE]

WILLIAM K. FARRIS, 46, has served as Executive Vice President of Operations of the Company and President of U.S. Xpress, Inc. since 1996. Previously, Mr. Farris was Vice President of Operations from 1993-1996 and Vice President of Operations for Southwest Motor Freight, Inc., a former Company subsidiary, from 1991 to 1993. Director of the Company since 1994.

                 [PHOTO OF E. WILLIAM LUSK, JR. APPEARS HERE]

E. WILLIAM LUSK, JR., 43, has served as Executive Vice President of Marketing of the Company since 1996. Previously, Mr. Lusk was Vice President of Marketing of the Company from 1991-1996 and Executive Vice President of U.S. Xpress, Inc., from 1987 to 1994. Director of the Company since 1994.


                 [PHOTO OF ROBERT P. CORKER, JR. APPEARS HERE]

ROBERT P. CORKER, JR., 46, has served as President of Corker Group, Inc., a real estate development company, since 1982. From 1995-1996, Mr. Corker served as Commissioner of Finance and Administration for the State of Tennessee. Mr. Corker also is a director of JDN Realty, Inc., a real estate investment trust. Director of the Company since 1998.

                [PHOTO OF A. ALEXANDER TAYLOR, II APPEARS HERE]

A. Alexander Taylor, II, 45, has served as President and Chief Operating Officer of Chattem, Inc., a consumer products company, since 1998. Previously, Mr. Taylor was a partner with the law firm of Miller & Martin LLP since 1983. Mr. Taylor is a director of Chattem, Inc. and The Krystal Company, a quick-service restaurant company. Director of the Company since 1994.

                     [PHOTO OF MAX L. FULLER APPEARS HERE]

Max. L. Fuller, 46, has served as Co-Chairman of the Board of the Company since 1994 and Vice President and Secretary of the Company since 1985. Director of the Company since 1985.

                     [PHOTO OF RAY M. HARLIN APPEARS HERE]

RAY M. HARLIN, 49, has served as Executive Vice President - Finance and Chief Financial Officer of the Company since 1997. Previously, Mr. Harlin served for 25 years in auditing and managerial positions, and as a partner, with Arthur Andersen LLP. Director of the Company since 1997.

                    [PHOTO OF JAMES B. BAKER APPEARS HERE]

JAMES B. BAKER, 53, has been a partner in River Associates, LLC, a portfolio company, since 1993. Mr. Baker also is a director of Wellman, Inc., a chemical company. Director of the Company since 1994.


                [PHOTO OF ROBERT J. SUDDERTH JR. APPEARS HERE]

Robert J. Sudderth, Jr., 56, has served as Chairman and Chief Executive Officer of SunTrust Bank, Chattanooga, N.A. since 1989. Mr. Sudderth also is a director of SunTrust Service Corporation and Dixie Group, Inc., a textile company. Director of the Company since 1998.

DIRECTORS' MEETINGS

The Board of Directors held six meetings during the year ended December 31, 1998. Each director attended in person or by telephone all of the meetings of the Board.

COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors has established an Audit Committee and a Compensation Committee. The functions of the Audit Committee are to meet with the independent public accountants of the Company, to review the audit plan for the Company, to review the annual audit of the Company with the accountants, together with any other reports or recommendations made by the accountants, to recommend whether the auditors should be continued as auditors of the Company and, if other auditors are to be selected, to recommend the auditors to be selected. The Audit Committee is also to review with the auditors for the Company the adequacy of the Company's internal controls and to perform such other duties as shall be delegated to the Committee by the Board of Directors. Messrs. Baker, Corker, Sudderth and Taylor serve as the members of the Audit Committee, with Mr. Taylor serving as Chairman.

The functions of the Compensation Committee are to recommend to the Board of Directors policies and plans concerning the salaries, bonuses and other compensation of the senior executives of the Company, including reviewing the salaries of the senior executives; recommending bonuses, stock options and other forms of additional compensation for them; establishing and reviewing policies regarding management perquisites and performing such other duties as shall be delegated to the Committee by the Board. Messrs. Baker, Corker, Sudderth and Taylor serve as the members of the Compensation Committee, with Mr. Baker serving as Chairman.

The Audit Committee met one time and the Compensation Committee met one time during the year ended December 31, 1998.

DIRECTOR COMPENSATION

Directors who receive no other compensation from the Company receive a $10,000 annual retainer, $1,500 for each Board meeting attended, and $1,500 for each committee meeting that is not held in conjunction with a Board of Directors meeting. In accordance with the terms of the 1995 Non-Employee Directors Stock Award and Option Plan, each of the current non-employee directors has currently elected to receive shares of the Company's Class A Common Stock in lieu of cash compensation for their service on the Board. In addition, each non-employee director is granted options to purchase 1,200 shares of Class A Common Stock on the date he or she is elected/re-elected. Options are assigned an exercise price equal to the fair market value of the Company's Class A Common Stock as of the grant date, and vest over a three-year period.

CERTAIN TRANSACTIONS

The information set forth herein briefly describes certain transactions between the Company and certain affiliated parties. The Company believes that the terms of these transactions, which were entered into prior to the establishment of the Audit Committee of the Company's Board of Directors, are comparable to the terms that could be obtained from unaffiliated parties. Future transactions, if any, with affiliated parties will be approved by the Audit Committee and will be on terms no less favorable to the Company than those that could be obtained from unaffiliated parties.

Messrs. Quinn and Fuller together own 100% of Paragon Leasing, LLC ("Paragon"). Paragon purchases, sells and leases used tractors and trailers. In the year ended December 31, 1998, the Company paid Paragon $1,161,803 in rent for leased trailers.

Messrs. Quinn and Fuller, together with the Quinn Family Partnership and the Fuller Family Partnership, own approximately 45% of Transcommunications, Inc. ("Transcom"). Transcom operates a debit card system that is marketed to, among others, truck drivers through which long distance phone calls and Internet e-mail access can be debited to the customer's account. The Company purchases 30 minutes per month of telephone time per tractor for its drivers through Transcom, in lieu of reimbursing drivers for telephone expenses. Total payments by the Company to Transcom in the year ended December 31, 1998 were $208,963.

Five terminals used by the Company during 1998 are owned by Q&F Realty, LLC and California Q&F Realty, LLC, of which Messrs. Quinn and Fuller own 100% of the membership interests, and leased to the Company at, in management's opinion, fair market rent. In the aggregate, rental payments to these entities from the Company and its subsidiaries in the year ended December 31, 1998 were $1,480,436.

Substantially all of Messrs. Quinn and Fuller's business time is spent on the Company's business and affairs. In the case of each of the other companies in which Messrs. Quinn and Fuller own an interest, that company has other active, full-time management personnel who operate that company's business.

The Company maintains a banking relationship with SunTrust Bank, Chattanooga, N.A. Robert J. Sudderth, Jr., director, is Chairman and Chief Executive Officer of such bank. At December 31, 1998, the Company had no outstanding loans with such SunTrust Bank, Chattanooga, N.A..

COMPLIANCE WITH REPORTING REQUIREMENTS

Under the federal securities laws, the Company's directors, officers and persons holding more than 10% of the Company's common stock are required to report, within specified monthly and annual due dates, their initial ownership of common stock and all subsequent acquisitions, dispositions or other transfers of beneficial interest therein, if and to the extent reportable events occur which require reporting by such due dates. The Company is required to describe in this proxy statement whether, to its knowledge, any person required to file such a report may have failed to do so in a timely manner. In this regard, the Company believes that its officers, directors and greater than 10% beneficial owners complied with all Section 16 filing requirements during the twelve months ended December 31, 1998.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

The following table sets forth information concerning compensation paid or accrued to the Co-Chairmen of the Board and the four other most highly compensated executive officers of the Company for the twelve months ended December 31, 1998, the nine months ended December 31, 1997 and the twelve months ended March 30, 1997.

                                                       SUMMARY COMPENSATION TABLE
---------------------------------------------------------------------------------------------------------------------------------
                                                   ANNUAL                          LONG-TERM COMPENSATION
                                                                           --------------------------------------
                                                 COMPENSATION                         AWARDS             PAYOUTS
                                                --------------             --------------------------   ---------
                                                                             RESTRICTED
                                                                               STOCK           LTIP                    ALL OTHER
NAME AND                       PERIOD         SALARY          BONUS            AWARDS        OPTIONS/    PAYOUTS     COMPENSATION
PRINCIPAL POSITION              ENDED           ($)          ($)/(1)/         (#)/(2)/        SARS(#)       ($)        ($)/(3)/
---------------------------------------------------------------------------------------------------------------------------------
Patrick E. Quinn               12/31/98       500,000         2,500            --              --           --          2,425
Co-Chairman, President         12/31/97       384,615        15,262            --              --           --          2,044
and Treasurer                   3/30/97       500,000         2,500            --              --           --          2,463

Max L. Fuller                  12/31/98       500,000         2,500            --              --           --          1,957
Co-Chairman, Vice President    12/31/97       384,615        15,262            --              --           --          1,781
and Secretary                   3/30/97       500,000         2,500            --              --           --          2,058

Ray M. Harlin/(4)/             12/31/98       198,462         3,103            --           8,000           --          8,400
Executive Vice President -     12/31/97       116,827           683        10,000          50,000           --          4,200
Finance and Chief Financial     3/30/97            --            --            --              --           --             --
Officer

William K. Farris              12/31/98       179,231            --            --           8,000       26,028          8,400
Executive Vice President -     12/31/97       115,769         3,197            --          10,000      106,800          6,300
Operations and President -      3/30/97       135,962            --            --          10,000          --           8,400
U.S. Xpress, Inc.
E. William Lusk, Jr.           12/31/98       179,231         4,929            --           8,000       52,825          8,400
Executive Vice President -     12/31/97       115,800         7,072            --          10,000      108,175          6,300
Marketing                       3/30/97       135,962         3,090            --          10,000       41,712          8,400
Steven J. Cleary               12/31/98       138,654         3,725            --           4,000           --          7,200
President - CSI/Crown, Inc.    12/31/97        96,126         7,904            --              --       22,875          5,400
                                3/30/96        89,578            --            --              --           --             --
---------------------------------------------------------------------------------------------------------------------------------


(1) Amounts in the twelve-month period ended 12/31/98 represent the Company's contributions pursuant to the Company's 401(k) plan of $2,500, $2,500, $3,103, $4,929, and $3,725 for each of Messrs. Quinn, Fuller,

    Harlin, Lusk and Cleary, respectively. Amounts in the nine-month period ended 12/31/97 represent the Company's contributions pursuant to the Company's profit sharing plan of $13,339, $13,339, $683, $3,197, $2,905 and
    $5,049 for each of Messrs. Quinn, Fuller, Harlin, Farris, Lusk and Cleary, respectively, and the Company's contribution pursuant to the Company's 401(k) Plan of $1,923, $1,923, $4,167 and $2,855 for each of Messrs. Quinn,
    Fuller, Lusk and Cleary, respectively. Amounts in the twelve-month period ended 3/30/97 represent the Company's contributions pursuant to the Company's 401(k) Plan of $2,500, $2,500, $3,090, and $4,032 for each of
    Messrs. Quinn, Fuller, Lusk and Cleary, respectively.

(2) Mr. Harlin was granted 10,000 shares of restricted stock on July 3, 1997. The restrictions on one-fifth of these shares lapse at each of the first, second, third, fourth and fifth anniversary dates of issuance. All restricted shares are entitled to voting rights and to receive dividends, if any, as and when declared.

(3) Amounts in the twelve-month period ended 12/31/98 represent compensation for auto expenses of $1,365, $1,507, $8,400, $8,400, $8,400 and $7,200 for each of Messrs. Quinn, Fuller, Harlin, Farris, Lusk and Cleary, respectively, and life insurance premiums of $1,060 and $450 paid by the Company for Messrs. Quinn and Fuller, respectively, Amounts in the nine-month period ended 12/31/97 represent compensation for auto expenses of $950, $1,317, $6,300, $6,300, $5,400 and $4,200 for each of Messrs. Quinn, Fuller, Farris, Lusk, Cleary and Harlin, respectively, and life insurance premiums of $1,094 and $464 paid by the Company for Messrs. Quinn and Fuller, respectively. Amounts in the twelve-month period ended 3/31/97 represent compensation for auto expenses of $1,458, $1,594, $8,400, and $8,400 for each of Messrs. Quinn, Fuller, Farris and Lusk, respectively, and life insurance premiums of $1,005 and $464 paid by the Company for Messrs. Quinn and Fuller, respectively.

(4) Mr. Harlin was appointed Executive Vice President - Finance of the Company in June, 1997.

OPTION EXERCISES AND HOLDINGS

The following table sets forth information with respect to the named executives concerning the exercise of options during the twelve months ended December 31, 1998 and unexercised options held as of December 31, 1998:

       AGGREGATED EXERCISES IN LAST YEAR AND 1998 YEAR-END OPTION VALUES

------------------------------------------------------------------------------------------------------------------------
                            SHARES                       NUMBER OF UNEXERCISED OPTIONS     VALUE OF UNEXERCISED
                           ACQUIRED         VALUE                 AT 12/31/98              IN-THE-MONEY OPTIONS
                          ON EXERCISE      REALIZED       EXERCISABLE / UNEXERCISABLE           AT 12/31/98
                                                                                        EXERCISABLE / UNEXERCISABLE
------------------------------------------------------------------------------------------------------------------------
Patrick E. Quinn                 --              --                 --        --                    --          --
Max L. Fuller                    --              --                 --        --                    --          --
William K. Farris             3,000        $ 26,028             39,682 /  30,339             $ 373,006 / $ 162,220
E. William Lusk, Jr.          3,000        $ 52,025             34,682 /  30,339             $ 321,606 / $ 162,220
Ray M. Harlin                    --              --             10,000 /  48,000             $       0 / $  22,000
Steven J. Cleary                 --              --              2,500 /   6,500             $  20,312 / $  31,312
------------------------------------------------------------------------------------------------------------------------

The following table shows information concerning the individual grants of stock options made during 1998 to each of the named executive officers of the Company and the potential realizable values of the grants assuming annually compounded stock price appreciation rates of 5% and 10% per annum over the option term. The 5% and 10% rates of appreciation are set by the rules of the Securities and Exchange Commission and are not intended to forecast possible future appreciation, if any.

                                  OPTION/SAR GRANTS IN LAST FISCAL YEAR
-------------------------------------------------------------------------------------------------------------
                                                                                       POTENTIAL REALIZABLE
                                                                                        VALUE AT ASSUMED
                                                                                          ANNUAL RATES
                                                                                         OF STOCK PRICE
                                                                                          APPRECIATION
                                         INDIVIDUALS GRANTS                             FOR OPTION TERM
                      -----------------------------------------------------------   -------------------------
                        NUMBER OF     PERCENT OF TOTAL
                        SECURITIES      OPTIONS/SARS
                        UNDERLYING       GRANTED TO     EXERCISE OR
                       OPTIONS/SARS     EMPLOYEES IN    BASE PRICE   EXPIRATION
NAME                    GRANTED (#)     FISCAL YEAR     ($/SHARE)       DATE         5% ($)       10% ($)
-------------------------------------------------------------------------------------------------------------
Patrick E. Quinn              --               --            --          --               --            --
Max L. Fuller                 --               --            --          --               --            --
William K. Farris          8,000              7.8%      $ 12.25      9/30/2008      $ 61,632     $ 156,187
E. William Lusk, Jr.       8,000              7.8%      $ 12.25      9/30/2008      $ 61,632     $ 156,187
Ray M. Harlin              8,000              7.8%      $ 12.25      9/30/2008      $ 61,632     $ 156,187
Steven J. Cleary           4,000              3.9%      $ 12.25      9/30/2008      $ 30,816     $  78,093
-------------------------------------------------------------------------------------------------------------

SALARY CONTINUATION AGREEMENT
Messrs. Quinn and Fuller have each entered into an agreement with the Company pursuant to which the Company is obligated, in the event of either of their deaths, to continue paying 50% of their current salary for a period of six months and, in the event of either of their disabilities, to continue paying their current salary in full for a period of twelve months and 50% of their current salary for an additional twelve months thereafter. The agreements also provide that Messrs. Quinn and Fuller will receive payments on account of personal guarantees of Company indebtedness at the current rate if either of them or their estates personally guarantee any Company indebtedness.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

The Compensation Committee of the Board of Directors is responsible for establishing and recommending to the Board of Directors the Company's general compensation policies. The Compensation Committee also administers the Company's incentive stock plan and Xpre$$avings 401(k) Plan. The Compensation Committee is composed of three members, two of whom are independent, non-employee directors.

The Compensation Committee seeks to provide fixed and incentive compensation of the Company's executive officers that reflects each individual's performance and the Company's overall performance. Fixed compensation is designed to: (a) attract, motivate and retain executives committed to maximizing return to stockholders; and (b) be competitive with the compensation levels of executives holding comparable positions and having similar qualifications in comparable transportation companies and in companies of similar size. Incentive compensation is designed to: (a) provide rewards that are closely linked to the Company and individual performance; and (b) align the interests of the Company's employees with those of its stockholders. Incentive compensation is provided through the Company's employee profit-sharing plan, incentive stock plan, employee stock purchase plan and through existing stock options held by certain executive officers.

During the twelve months ended December 31, 1998, the fixed compensation levels of the Co-Chairmen were reviewed by the Committee and no increase was recommended. The Committee seeks to maintain strong incentives for the Co-Chairmen to maximize financial performance. As holders of approximately 50% of the Company's common stock, Messrs. Quinn and Fuller have substantial incentives to maximize value to stockholders. As an added incentive to maximize stockholder value, the Committee awarded stock options under the Company's long-term incentive stock plan in 1998 to certain other officers and managers of the Company.

Submitted by the Compensation Committee of the Company's Board of Directors,

James B. Baker, Chairman
Robert P. Corker, Jr., Member
Robert J. Sudderth, Jr., Member
A. Alexander Taylor, II, Member

COMPANY PERFORMANCE

The following graph shows a comparison of cumulative total returns to stockholders of the Company, assuming reinvestment of dividends, for the period commencing on October 5, 1994, the date of the Company's initial public offering, including the last trading day of each succeeding quarter, and ending on the last trading day of 1998, with the return from: (i) the NASDAQ U.S. Index and (ii) an Index for NASDAQ stocks in the Trucking and Transportation Standard Industrial Classification.

                             [GRAPH APPEARS HERE]

DATE           Nasdaq U.S.      Nasdaq Transportation   U.S. Xpress Enterprises

10/5/94             100                        100

12/30/94             98.9                       95.0

3/31/95             107.8                       99.6                      65.2

6/30/95             123.3                      108.5                      60.7

9/29/95             138.1                      111.4                      63.4

12/29/95            139.8                      110.9                      52.7

3/29/96             146.3                      121.2                      52.7

6/28/96             158.3                      120.3                      53.6

9/30/96             163.9                      115.2                      65.2

12/31/96            171.9                      122.4                     113.

3/31/97             162.6                      120.6                     100.

6/30/97             192.4                      138.0                     141.1

9/30/97             224.6                      162.4                     142.9

12/31/97            210.9                      156.7                     158.

3/31/98             246.8                      177.3                     148.2

6/30/98             254.0                      149.3                     119.6

9/30/98             229.9                      119.8                      87.5

12/31/98            296.5                      138.8                     107.

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF AUDITORS

Upon the recommendation of the Audit Committee, the Board of Directors appointed Arthur Andersen LLP, independent public accountants, to serve as the Company's auditors for the year ending December 31, 1999. Although stockholder ratification is not required by the Company's articles of incorporation or by-laws, or under applicable law, the Board of Directors requests stockholder ratification.

A representative of Arthur Andersen LLP will be present at the Annual Meeting and will be given an opportunity to make a statement, if he desires, and to respond to appropriate questions.

STOCKHOLDER PROPOSALS

Proposals of stockholders intended to be presented at the 2000 Annual Meeting must be received by the Company not later than November 30, 1999, for inclusion in its Proxy Statement and form of proxy relating to that meeting. Any such proposals, as well as any questions relating thereto, should be directed to Max
L. Fuller, Secretary, U.S. Xpress Enterprises, Inc., 4080 Jenkins Road, Chattanooga, Tennessee 37421.

March 30, 1999

                                  DETACH HERE

                                     PROXY

                         U.S. XPRESS ENTERPRISES, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder of U.S. XPRESS ENTERPRISES, INC. appoints Max
L. Fuller and Patrick E. Quinn and each of them as proxies, with full power of substitution, to vote all of the shares of Class A and Class B Common Stock outstanding in the name of the undersigned at the Annual Meeting of Stockholders of U.S. Xpress Enterprises, Inc. to be held at the Company's corporate offices, 4080 Jenkins Road, Chattanooga, Tennessee at 10:00 a.m., EDT Tuesday, May 11, 1999 and any adjournment or adjournments thereof, on all matters that may properly come before the Annual Meeting.

      _____________                                            _____________
      |SEE REVERSE| CONTINUED AND TO BE SIGNED ON REVERSE SIDE |SEE REVERSE|
      |   SIDE    |                                            |   SIDE    |
      _____________                                            _____________

U.S. XPRESS ENTERPRISES, INC.

       c/o EquiServe
       P.O. Box 8040
       Boston, MA 02266-8040










                                  DETACH HERE
                                                                      ___
[X] Please mark                                                          |
    votes as in                                                          |
    this example.

You are urged to cast your vote by marking the appropriate boxes PLEASE NOTE THAT UNLESS A CONTRARY DISPOSITION IS INDICATED, THIS PROXY WILL BE VOTED FOR ITEMS 1 AND 2.

                                                                                                             FOR  AGAINST  ABSTAIN
1. The election of nine Directors for the ensuing year.                2. Ratification of the appointment of [  ]   [  ]     [  ]
   Nominees: James B. Baker, Robert P. Corker, Jr., Robert J.             Arthur Andersen LLP as independent
   Sudderth, Jr., William K. Farris, Max L. Fuller, Ray M. Harlin,        public accountants for 1999.
   E. William Lusk, Jr., Patrick E. Quinn, A. Alexander Taylor, II

      FOR [ ]                    [  ]WITHHELD
      ALL                            FROM ALL
   NOMINEES                          NOMINEES

[ ]                                                                    3. In their discretion, the proxies are authorized to vote
   -------------------------------------------------                      upon such other business as may properly come before the
    For all nominees except as noted above                                meeting or any adjournments thereof.


                                                                        MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  [  ]

                                                                        IMPORTANT: Please sign your name or names exactly as shown hereon and date your proxy in the blank space provided
                                                                        hereon. For joint accounts, each joint owner must sign. When signing as attorney, executor, administrator, trustee, or
                                                                        guardian, please give your full title as such. If the signer is a corporation, please sign full corporate name by duly
                                                                        authorized officer.

                                                                        SIGNATURE                               DATE:
                                                                                 --------------------------------    ------------